AETNA VARIABLE PORTFOLIOS, INC.


      Supplement dated November 6, 1997 to the Prospectus dated May 1, 1997

The information in this Supplement updates and amends the information contained in the Prospectus dated May 1, 1997 (the "Prospectus") and should be read with that Prospectus.

The section of the Prospectus entitled "MANAGEMENT OF THE VARIABLE PORTFOLIOS - Portfolio Management - Growth and Capital Appreciation" found on page 10 is hereby amended and supplemented as follows:

Growth

Peter B. Canoni, Managing Director, Aeltus, and Kenneth H. Bragdon, Vice President, Aeltus, are the co-managers for Growth. Mr. Canoni has managed the Portfolio since its inception in December 1996, with Mr. Bragdon's assistance. Mr. Bragdon became co-manager in mid-1997. Mr. Canoni has been with the Aetna organization since 1980 and has over 26 years of experience in the investment business. Mr. Bragdon has been with Aetna since 1978 and has 27 years of experience in the investment business.

Capital Appreciation

Peter B. Canoni, Managing Director, Aeltus, has been managing Capital Appreciation since its inception in December 1996. Mr. Canoni has been with the Aetna organization since 1980 and has over 26 years of experience in the investment business.

X.AETNA-97                                                   November 6, 1997